UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2008

Item 1. Report to Stockholders.

ANNUAL REPORT

Year Ended
March 31, 2008

April 30, 2008

Dear Shareholders:

The twelve-month period ended March 31, 2008 started out well for the Perkins Discovery Fund and the stock market in general; however, the fund topped out in July and declined during the rest of the period.  Most small-cap indexes topped in this same time period, while most larger-cap indexes made one more high in early October.  The Fund finished the period with a return of -21.33% versus -21.23% for the Wilshire Micro-cap, -13.00% for the Russell 2000, -5.89% for the NASDAQ Composite and -5.08% for the S&P 500.  It was a difficult time for the stock market and especially for small and micro-cap stocks.  Typically, in a bear market, small-cap stocks will decline more than large caps but have the potential to rebound faster in the next bull market.

Our three best performing stocks for the twelve-month period were Ebix, Inc., KMG Chemicals, Inc. and Titan Machinery, Inc.  Ebix provides internet-based software and related services to insurance agents and brokers.  KMG Chemicals is a specialty chemicals producer.  Titan Machinery sells agricultural and construction equipment through 38 full service dealerships in the Upper Midwest.  The Fund’s three biggest losers were Cash Systems, Inc., Brooke Corp. and Wireless Ronin Technologies, Inc.  Cash Systems provides credit/debit cash advances, ATM, and check cashing solutions to the gaming industry.  Brooke Corp. brokers property, casualty and life insurance policies through franchises across the U.S.  Wireless Ronin provides electronic data communication systems that deliver digital signage over wireless and wired networks.

The table below shows the Fund’s performance for various periods ended March 31, 2008.

	Perkins	DJ	Russell	NASDAQ	S&P
Annualized	Discovery	Wilshire	2000	Composite	500
Total Return	Fund	Micro-cap Index	Index	Index	Index
Since 4-9-98 Inception	13.22%	8.22%	4.98%	2.28%	3.42%
Five Year	15.67%	14.92%	14.90%	11.19%	11.32%
Three Year	6.69%	0.47%	5.06%	4.46%	5.85%
One Year	-21.33%	-21.23%	-13.00%	-5.89%	-5.08%

Gross Expense Ratio: 2.56%

Please note that performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-366-8361. The fund imposes a 1.00% redemption fee on shares held less than 90 days.  Performance data does not reflect the redemption fee.  If it had, return would be reduced.

The Fund’s performance by calendar year is shown in the table below.

	Perkins	DJ	Russell	NASDAQ	S&P
	Discovery	Wilshire	2000	Composite	500
Calendar Period	Fund	Micro-cap Index	Index	Index	Index
1998 (Partial Year)	9.67%	-16.28%	-11. 36%	21.34%	12.84%
1999	67.54%	40.68%	21.26%	85.58%	21.03%
2000	7.61%	-18.08%	-3.02%	-39.29%	-9.15%
2001	17.76%	24.82%	2.49%	-21.05%	-11.91%
2002	-31.18%	-8.54%	-20.48%	-31.53%	-22.18%
2003	67.87%	84.03%	47.25%	50.01%	28.62%
2004	22.55%	15.87%	18.33%	8.59%	10.92%
2005	1.13%	0.99%	4.55%	1.37%	4.88%
2006	20.46%	16.02%	18.37%	9.52%	15.80%
2007	4.31%	-8.52%	-1.57%	9.81%	5.49%
2008 (YTD to 03/31/08)	-17.63%	-12.52%	-9.90%	-14.07%	-9.44%
Annualized
(Inception to 03/31/08)	13.22%	8.22%	4.98%	2.28%	3.42%

In our last letter, we indicated that we believed that we still had more correction ahead of us.  The question now is have we seen or are we close to the bottom.  It is our opinion that the economy went into a recession in the fall of 2007.  Since the average recession lasts about a year and the market typically bottoms six months before the end of a recession, we are in the time period when a bottom could take place.  The fiscal and monetary cycles are also in the right position for a bottom.  The Federal Reserve has now dropped the discount rate 7 times and indicated that the April 30 cut may be the last for this cycle.  On average, the market is up during the year following the end of an easing cycle.  We also consider the fact that during presidential election years the market is typically up for the year.  So, when we see the market moving up recently on continued bad news about the economy and the housing situation, it makes us believe we may be near a bottom.

We cannot control the action of the market; however, we will continue to choose stocks that we believe can do well over the long term using our same bottom-up selection process of looking for small companies that are benefiting from positive change.  And, of course, we continue to monitor our holdings.  Some of these are approaching levels where they will be sold, even though they continue to be good companies.  Others will not work out in the way we anticipated and will be candidates to be sold.  Both will be replaced with new ideas, as part of an ongoing process.

We believe the Discovery Fund is well positioned in micro-cap growth stocks.  Its top five holdings in terms of market value are Ebix, Inc., Insignia Systems, Inc., Titan Machinery, Inc., IntegraMed America, Inc., and UFP Technologies, Inc.  The Fund also has many other holdings that we believe may hold significant promise for the future.

Thank you for your continued support.

Sincerely,

Richard W. Perkins, C.F.A.	Daniel S. Perkins, C.F.A.
President	Vice President

Opinions expressed above are those of Richard W. Perkins or Daniel S. Perkins and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Small company investing involves additional risks such as limited liquidity and greater volatility. The fund invests in micro-cap and early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies. As a result, investors considering an investment in the Fund should consider their ability to withstand the volatility of the Fund’s net asset value associated with the risks of the portfolio.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general; the Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization; and the NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange.  The Dow Jones Wilshire Micro-Cap Index is formed by taking the 2,500 smallest companies, as measured by Market Capitalization of the Dow Jones Wilshire 5000 Index. One cannot invest directly in an index.

Please refer to the schedule of investments for more information regarding fund holdings.  Fund holdings are subject to change and are not recommendations to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Must be preceded or accompanied by a prospectus.  Please read it carefully before investing.

(05/08)

The Perkins Discovery Fund

SECTOR ALLOCATION at March 31, 2008 (Unaudited)

*  Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six-Months Ended March 31, 2008 (Unaudited)

As a shareholder of the Perkins Discovery Fund (“the Fund”), you incur two types of costs: (1) transaction costs, including redemptions fees and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/01/07 – 3/31/08).

Actual Expenses

The first line of the tables below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem shares that have been held for less than three months. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not

The Perkins Discovery Fund

EXPENSE EXAMPLE For the Six-Months Ended March 31, 2008 (Unaudited) (Continued)

included in the example below. The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/07	Value 3/31/2008	10/1/07 – 3/31/2008*
Actual	$1,000	$ 727	$ 8.79
Hypothetical (5% annual
return before expenses)	$1,000	$1,015	$10.26

*
 Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 2.04% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

The Perkins Discovery Fund
Value of $10,000 vs S&P 500 Index,
Russell 2000 Index and Dow Jones Wilshire Micro-Cap Index

Average Annual Total Return
Period Ending March 31, 2008
1 Year	(21.33)%
5 Year	15.67%
Since Inception (4/9/98)	13.22%

This chart illustrates the performance of a hypothetical $10,000 investment made on April 9, 1998 (the “Fund’s inception”) and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.

The Fund imposes a 1% redemption fee on shares held less than 90 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

As of 3/31/08 the Russell 2000 Total Return Index returned (13.00%), 14.90%, 4.98% for the one-year, five-year and since inception periods, respectively.

As of 3/31/08 the  S&P 500 Index returned (5.08%), 11.32%, 3.42% for the one-year, five-year and since inception periods, respectively.

As of 3/31/08 the Dow Jones Wilshire MicroCap Index returned (21.23%), 14.92%, 8.22% for the one-year, five-year and since inception periods, respectively.

The Russell 2000 Index is formed by taking the 2,000 smallest companies in the Russell 3000 Index.  The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Dow Jones Wilshire Micro-Cap Index is formed by taking the 2,500 smallest companies, as measured by market capitalization, of the Dow Jones Wilshire 5000 Index.  One cannot invest directly in an index.

The Perkins Discovery Fund

SCHEDULE OF INVESTMENTS at March 31, 2008

Shares		Value
COMMON STOCKS: 84.4%
Chemicals: 1.3%
25,000	Landec Corp.*	$210,750
Communications Equipment: 2.7%
50,000	Globecomm
	Systems, Inc.*	435,000
Computers & Peripherals: 4.8%
32,500	Compellent
	Technologies, Inc.*	406,250
100,000	Iomega Corp.*	357,000
		763,250
Consumer Finance: 0.2%
65,000	Cash Systems, Inc.*	33,787
Containers & Packaging: 3.6%
75,000	UFP
	Technologies, Inc.*	581,250
Electrical Equipment: 1.7%
25,000	Coleman Cable, Inc.*	275,000
Electronic Equipment & Instruments: 8.7%
100,000	ADDvantage
	Technologies
	Group, Inc.*	346,000
100,000	American
	Technology Corp.*	219,000
200,000	Iteris, Inc.*	462,000
90,000	Wireless Ronin
	Technologies, Inc.*	360,000
		1,387,000
Energy Equipment & Services: 3.3%
30,000	Union Drilling, Inc.*	524,700
Health Care Equipment & Supplies: 8.1%
200,000	Antares Pharma, Inc.*	214,000
150,000	CardioGenesis Corp.*	42,000
15,000	IRIS International, Inc.*	199,050
120,000	MedicalCV, Inc.*	92,400
15,000	Span-America
	Medical Systems, Inc.	177,000
150,000	Uroplasty, Inc.*	570,000
		1,294,450
Health Care Providers & Services: 6.6%
175,000	Health Fitness Corp.*	411,250
65,000	IntegraMed
	America, Inc.*	636,350
		1,047,600
Heath Care Products: 1.3%
60,000	EDAP TMS
	S.A. - ADR*	211,800
Help Supply Services: 1.2%
50,000	RCM
	Technologies, Inc.*	193,000
Hotels, Restaurants & Leisure: 0.6%
50,000	Granite City Food
	& Brewery Ltd.*	90,000
Household Products: 1.4%
50,000	Spectrum Brands, Inc.*	228,500
Insurance: 0.8%
37,500	Brooke Corp.	121,500
Internet Software & Services: 3.6%
237,500	I-Many, Inc.*	570,000
IT Services: 2.6%
100,000	Computer Task
	Group, Inc.*	412,000
Leisure Equipment & Products: 1.7%
25,000	Adams Golf, Inc.*	207,500
40,000	Nature Vision, Inc.*	64,800
		272,300
Machinery: 4.7%
40,000	Titan Machinery, Inc.*	748,000
Media: 7.8%
400,000	Insignia Systems, Inc.*	1,052,000
45,000	Lakes
	Entertainment, Inc.*	198,900
		1,250,900
Pharmaceuticals: 5.9%
200,000	Heska Corp.*	318,000
25,000	Matrixx
	Initiatives, Inc.*	366,000
50,000	Oculus Innovative
	Sciences, Inc.*	253,000
		937,000

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

SCHEDULE OF INVESTMENTS at March 31, 2008 (Continued)

Shares		Value
COMMON STOCKS: 84.4% (Continued)
Semiconductor & Semiconductor
Equipment: 0.8%
215,000	Mathstar, Inc.*	$132,655
Software: 8.5%
15,000	Ebix, Inc.*	1,110,000
232,400	SoftBrands, Inc.*	239,372
		1,349,372
Specialty Retail: 2.5%
80,000	Appliance Recycling
	Centers of
	America, Inc.*	392,800
TOTAL COMMON STOCKS
(Cost $14,856,729)		13,462,614
RIGHTS: 0.0%
Computers: 0.0%
250	Intelli-Check, Inc.
	Rights, Expiration
	6/30/08*	0
TOTAL RIGHTS
(Cost $0)		0
SHORT-TERM INVESTMENTS: 15.4%
Money Market Investments: 15.4%
768,927	AIM Liquid Assets	768,927
778,406	AIM Short-Term
	Prime-Institutional
	Class	778,406
187,666	Fidelity Institutional
	Government Portfolio	187,666
715,921	Fidelity Institutional
	Money Market
	Portfolio	715,921
		2,450,920
TOTAL SHORT-TERM
INVESTMENTS
(Cost $2,450,920)		2,450,920
TOTAL INVESTMENTS: 99.8%
(Cost $17,307,649)		15,913,534
Other Assets in Excess
of Liabilities: 0.2%		28,780
TOTAL NET
ASSETS: 100.0%		$15,942,314

*  Non Income Producing
ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2008

ASSETS
Investments in securities, at value
(cost $17,307,649) (Note 2)	$15,913,534
Receivables:
Investments sold	73,217
Fund shares sold	24,012
Interest	5,986
Prepaid expenses	23,068
Total assets	16,039,817

LIABILITIES
Payables:
Fund shares redeemed	38,588
Investment advisory fees, net	3,699
Administration fees	3,489
Custody fees	1,479
Distribution fees	12,463
Fund accounting fees	3,808
Transfer agent fees	10,284
Chief compliance officer fees	948
Other accrued expenses	22,745
Total liabilities	97,503

NET ASSETS	$15,942,314
Net asset value, offering and redemption price per share
($15,942,314 / 719,892, shares outstanding: unlimited
shares authorized without par value)	$22.15

COMPONENTS OF NET ASSETS
Paid-in capital	$19,526,371
Accumulated net realized loss on investments	(2,189,044)
Net unrealized depreciation on investments	(1,395,013)
Net assets	$15,942,314

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENT OF OPERATIONS For the Year Ended March 31, 2008

INVESTMENT INCOME
Dividends	$104,310
Interest	163,494
Total investment income	267,804

EXPENSES (Note 3)
Investment advisory fees	259,189
Administration fees	64,870
Distribution fees	64,797
Transfer agent fees	53,539
Fund accounting fees	24,417
Registration fees	21,866
Audit fees	18,252
Reports to shareholders	13,236
Legal fees	10,493
Miscellaneous expenses	10,239
Custody fees	9,554
Trustee fees	7,683
Chief compliance officer fees	5,714
Insurance expense	2,406
Total expenses	566,255
Less: fees waived	(41,618)
Net expenses	524,637
Net investment loss	(256,833)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(1,601,642)
Change in net unrealized depreciation
on investments and foreign currencies	(5,472,499)
Net realized and unrealized loss on investments	(7,074,141)
Net decrease in net assets
resulting from operations	$(7,330,974)

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2008	March 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(256,833)	$(222,021)
Net realized gain (loss)
on investments	(1,601,642)	898,336
Change in net unrealized appreciation
(depreciation) on investments	(5,472,499)	986,479
Net increase (decrease) in net
assets resulting from operations	(7,330,974)	1,662,794

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	(745,483)	(978,445)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets
derived from net change
in outstanding shares (a)(b)	10,450,159	946,905
Total increase in net assets	2,373,702	1,631,254

NET ASSETS
Beginning of Year	13,568,612	11,937,358
End of Year	$15,942,314	$13,568,612
Accumulated net investment loss	$—	$(98,948)

(a)  Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2008		March 31, 2007
	Shares	Value	Shares	Value
Shares sold	1,234,277	$39,502,473	136,496	$3,669,781
Shares issued in
reinvestment of
distributions	26,211	686,475	35,641	929,522
Shares redeemed (b)	(1,006,230)	(29,738,789)	(137,356)	(3,652,398)
Net increase	254,258	$10,450,159	34,781	$946,905

(b)  Net of redemption fees of $69,444 and $1,175, respectively.

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2008	2007	2006	2005	2004
Net asset value,
beginning of year	$29.14	$27.71	$22.52	$23.30	$13.58

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.28)	(0.48)	(0.33)	(0.61)	(0.50)
Net realized and
unrealized gain (loss)
on investments	(5.89)	4.16	7.72	0.49	10.03
Total from
investment operations	(6.17)	3.68	7.39	(0.12)	9.53

LESS DISTRIBUTIONS:
From net realized gain	(0.92)	(2.25)	(2.21)	(0.72)	—
Paid-in capital from
redemption fees
(Note 2)	0.10	0.00 *	0.01	0.06	0.19
Net asset value,
end of year	$22.15	$29.14	$27.71	$22.52	$23.30

Total return	(21.33)%	14.24%	35.15%	(0.54)%	71.58%

RATIOS/SUPPLEMENTAL DATA:
Net assets,
end of year (millions)	$15.9	$13.6	$11.9	$6.7	$7.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	2.18%	2.54%	3.28%	2.93%	2.94%
After fees waived and
expenses absorbed	2.02%	2.50%	2.50%	2.50%	2.50%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	(0.99)%	(1.84)%	(2.68)%	(2.67)%	(2.79)%
After fees waived and
expenses absorbed	(1.15)%	(1.80)%	(1.90)%	(2.24)%	(2.35)%
Portfolio turnover rate	93%	78%	78%	36%	103%

*  Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2008

NOTE 1 – ORGANIZATION

The Perkins Discovery Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on April 9, 1998.

The Fund’s investment objective is to seek long-term capital appreciation with an emphasis in investing in domestic common stocks.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of March 31, 2008, the Fund did not hold fair valued securities.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2008 (Continued)

Short term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company”  and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  As of March 31, 2008, the Fund had post-October losses of $2,296,317.

C.
Security Transactions, Investment Income.  Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period.  Actual results could differ from those estimates.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2008 (Continued)

F.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 1.00% redemption fee on shares held less than 90 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

G.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended March 31, 2008, the Fund decreased accumulated net realized loss by $355,781, increased undistributed net investment loss by $59,090 and decreased paid-in capital by $296,691 resulting from a net investment loss and a sale of a Passive Foreign Investment Company.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
New Accounting Pronouncement. Effective September 28, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes”.  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more-likely-than-not” standard that, based on the technical merits, have more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriated taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the more likely-than-not threshold would be recorded as an expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Fund include Federal and the state of Massachusetts.  As of March 31, 2008, open Federal and Massachusetts tax years include the tax years ended March 31, 2005 through 2008. The Fund has no examination in progress.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2008 (Continued)

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end March 31, 2008.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. “SFAS No. 157” defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosures about fair value measurements.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007.  Management is currently evaluating the implications of SFAS No. 157, and its impact on the financial statements has not yet been determined.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Perkins Capital Management, Inc. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the year ended March 31, 2008, the Fund incurred $259,189 in advisory fees.

Effective July 18, 2007, the Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 2.00% of the Fund’s average daily net assets.  Prior to July 18, 2007, the limit on the Fund’s annual ratio of expenses was 2.50% of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to the agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2008 (Continued)

current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses.  For the year ended March 31, 2008, the Advisor waived $41,618 in fees for the Fund.

At March 31, 2008, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $104,287. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
March 31, 2009	$58,007
March 31, 2010	4,662
March 31, 2011	41,618

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rate:

Under $12 million	$30,000
$12 to $50 million	0.25% of average daily net assets
$50 to $100 million	0.20% of average daily net assets
$100 to $200 million	0.15% of average daily net assets
Over $200 million	0.10% of average daily net assets

For the year ended March 31, 2008, the Fund incurred $64,870 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the year ended March 31, 2008, the Fund was allocated $5,714 of the Trust’s Chief Compliance Officer fee.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2008 (Continued)

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A.serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund may pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Fund.  The Fund pays a fee to the Advisor as compensation for distribution-related activities, not reimbursement for specific expenses.  For the year ended March 31, 2008, the Fund paid distribution fees of $64,797 to the Advisor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 2008, the cost of purchases and the proceeds from sales of securities for The Perkins Discovery Fund, excluding short-term securities, was $28,539,780 and $20,390,242, respectively.

There were no purchases or sales of U.S. Government obligations for the year ended March 31, 2008.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

On December 5, 2007, a distribution of $0.91598 per share was declared for the Fund.  The dividend was paid on December 6, 2007, to shareholders of record on December 5, 2007.  The tax character of distributions paid during the years ended March 31, 2008 and 2007 was as follows:

	2008	2007
Distributions paid from:
Long-term capital gain	$745,483	$978,445

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2008 (Continued)

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

Cost of investments (a)	$17,307,649
Gross tax unrealized appreciation	3,032,273
Gross tax unrealized depreciation	(4,427,286)
Net tax unrealized depreciation	$(1,395,013)
Undistributed ordinary income	—
Undistributed long-term capital gain	107,273
Total distributable earnings	$107,273
Other accumulated gains/(losses)	(2,296,317)
Total accumulated earnings/(losses)	$(3,584,057)

(a)	At March 31, 2008, the basis of investments for federal income purposes was the same as their cost for financial reporting purposes.

The Perkins Discovery Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
The Perkins Discovery Fund and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of The Perkins Discovery Fund, a series of shares of Professionally Managed Portfolios, as of March 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Perkins Discovery Fund as of March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, presented in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 20, 2008

The Perkins Discovery Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”).  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent.  The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.

The current Trustees and executive officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below.  Unless noted otherwise, each person has held the position listed for a minimum of five years.

		Term of	Principal
	Position	Office and	Occupation	Other
Name, Address	with the	Length of	During	Directorships
and Age	Trust(1)	Time Served	Past Five Years	Held
Dorothy A. Berry	Chairman	Indefinite	President, Talon Industries,	Trustee,
(born 1943)	and	Term	Inc. (administrative,	Allegiant
2020 E. Financial Way	Trustee	Since	management and business	Funds.
Suite 100		May 1991.	consulting); formerly,
Glendora, CA 91741			Executive Vice President and
Chief Operating Officer,
Integrated Asset Management
(investment advisor and manager)
and formerly, President, Value
Line, Inc. (investment advisory
and financial publishing firm).
Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	The Dana
(born 1939)		Term	formerly, Chief Executive	Foundation;
2020 E. Financial Way		Since	Officer, Rockefeller Trust Co.,	The
Suite 100		May 1991.	(prior thereto Senior Vice	University of
Glendora, CA 91741			President), and Managing	Virginia Law
			Director, Rockefeller & Co.	School
			(Investment Manager and	Foundation.
Financial Advisor); formerly,
Senior Vice President, Norton
Simon, Inc.
Carl A. Froebel	Trustee	Indefinite	Owner, Golf Adventures, LLC,	None.
(born 1938)		Term	(Vacation Services); formerly,
2020 E. Financial Way		Since	President and Founder, National
Suite 100		May 1991.	Investor Data Services, Inc.
Glendora, CA 91741			(investment related computer
software).

The Perkins Discovery Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

		Term of	Principal
	Position	Office and	Occupation	Other
Name, Address	with the	Length of	During	Directorships
and Age	Trust(1)	Time Served	Past Five Years	Held
Steven J. Paggioli	Trustee	Indefinite	Consultant, since July 2001;	Trustee,
(born 1950)		Term	formerly, Executive Vice	Managers
2020 E. Financial Way		Since	President, Investment	Funds;
Suite 100		May 1991.	Company Administration,	Trustee,
Glendora, CA 91741			LLC (“ICA”) (mutual fund	Managers
			administrator).	AMG Funds.
Robert M. Slotky	President	Indefinite	Vice President, U.S. Bancorp	Not
(born 1947)		Term Since	Fund Services, LLC, since	Applicable.
2020 E. Financial Way		August 2002.	July 2001.
Suite 100	Chief	Indefinite
Glendora, CA 91741	Compliance	Term; Since
	Officer	September
2004.
	Anti-	Indefinite
	Money	Term; Since
	Laundering	December
	Officer	2005.
Eric W. Falkeis	Treasurer	Indefinite	Chief Financial Officer, U.S.	Not
(born 1973)		Term;	Bancorp Fund Services, LLC,	Applicable.
615 East Michigan St.		Since	since April 2006; Vice
Milwaukee, WI 53202		August 2002.	President, U.S. Bancorp Fund
Services, LLC since 1997;
formerly, Chief Financial
Officer, Quasar Distributors,
LLC (2000-2003).
Elaine E. Richards	Secretary	Indefinite	Vice President and Legal	Not
(born 1968)		Term;	Compliance Officer, U.S.	Applicable.
2020 E. Financial Way		Since	Bancorp Fund Services, LLC,
Suite 100		February	since July 2007; formerly, Vice
Glendora, CA 91741		2008.	President and Senior Counsel,
Wells Fargo Funds Management,
LLC (2004-2007), formerly,
Vice President and Legal
Compliance Officer, U.S.
Bancorp Fund Services, LLC
(1998-2004).

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

The Perkins Discovery Fund

FEDERAL TAX INFORMATION (Unaudited)

The Perkins Discovery Fund designates 0.0% of the dividends declared from net investment income during the year ended March 31, 2008 as qualified income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended March 31, 2008, 0.0% of the ordinary distributions paid by the Perkins Discovery Fund, qualify for the dividend received deduction available to corporate shareholders.

For foreign shareholders in the Fund, for the year ended March 31, 2008, 0.0% of the ordinary distributions paid by the Perkins Discovery Fund qualify as interest related dividends under the Internal Revenue Code Section 871(k)(1)(c).

INFORMATION ABOUT PROXY VOTING (Unaudited)

Information regarding how The Perkins Discovery Fund vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 280-4779, by accessing the Funds’ website at www.perkinscapital.com, or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ending June 30 is available by calling (800) 280-4779 and on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Perkins Discovery Fund file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling (800) 280-4779. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

(This Page Intentionally Left Blank.)

Advisor
PERKINS CAPITAL MANAGEMENT, INC.
730 East Lake Street
Wayzata, MN  55391-1769
(800) 998-3190
(952) 473-8367

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY  10022

The Perkins Discovery Fund
Symbol – PDFDX
CUSIP – 742935711

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2008	FYE 3/31/2007
Audit Fees	$18,200	$17,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,000	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2008	FYE 3/31/2007
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Robert M. Slotky
Robert M. Slotky, President

Date  May 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Robert M. Slotky
Robert M. Slotky, President

Date  May 22, 2008

By (Signature and Title)      /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  June 8, 2008

* Print the name and title of each signing officer under his or her signature.